GMAC RFC (GRAPHIC OMITTED)

RMBS New Issue Term Sheet

$661,163,000 Certificates (Approximate)

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-RS8

RAMP Series 2005-RS8 Trust

Issuer

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

September 19, 2005

RBS GREENWICH CAPITAL (GRAPHIC OMITTED)

COMPUTATIONAL MATERIALS DISCLAIMER

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the "Underwriter") (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigations as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changes in such assumptions may dramatically affect information such as weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.

RAMP Series 2005-RS8

Certificates
Class	Interest Type	Approximate Size(1)	Interest Accrual Basis	Principal Type	Expected WAL (yrs)(2) Call/Mat	Expected Principal Window (months)(2) Call/Mat	Expected Maturity Date (months)(2) Call/Mat	Final Scheduled Distribution Date	Expected Ratings (M / S)
A-1 (3)	Floating	$240,000,000	Act/360	SEQ	1.00 / 1.00	1 - 21 / 1 - 21	06/07 - 06/07	May-25	Aaa/AAA
A-2 (3) (4)	Floating	$94,300,000	Act/360	SEQ	2.00 / 2.00	21 - 28 / 21 - 28	01/08 - 01/08	Jun-28	Aaa/AAA
A-3 (3) (4)	Floating	$161,900,000	Act/360	SEQ	3.50 / 3.50	28 - 65 / 28 - 65	02/11 - 02/11	Aug-33	Aaa/AAA
A-4 (3) (4)	Floating	$81,597,000	Act	SEQ	6.56 / 8.26	65 - 83 / 65 - 200	08/12 - 05/22	Jul-35	Aaa/AAA
M-1 (3) (4)	Floating	$20,588,000	Act/360	MEZ	4.76 / 5.26	39 - 83 / 39 - 150	08/12 - 03/18	May-35	Aa1/AA+
M-2 (3) (4)	Floating	$22,613,000	Act/360	MEZ	4.73 / 5.19	38 - 83 / 38 - 140	08/12 - 05/17	May-35	Aa2/AA
M-3 (3) (4)	Floating	$7,088,000	Act/360	MEZ	4.71 / 5.13	38 - 83 / 38 - 127	08/12 - 04/16	Mar-35	Aa3/AA-
M-4 (3) (4)	Floating	$6,750,000	Act/360	MEZ	4.71 / 5.09	38 - 83 / 38 - 121	08/12 - 10/15	Mar-35	A1/A+
M-5 (3) (4)	Floating	$7,088,000	Act/360	MEZ	4.71 / 5.04	38 - 83 / 38 - 115	08/12 - 04/15	Feb-35	A2/A
M-6 (3) (4)	Floating	$4,725,000	Act/360	MEZ	4.70 / 4.97	37 - 83 / 37 - 108	08/12 - 09/14	Jan-35	A3/A-
M-7 (3) (4)	Floating	$5,063,000	Act/360	MEZ	4.69 / 4.90	37 - 83 / 37 - 102	08/12 - 03/14	Dec-34	Baa1/BBB+
M-8 (3) (4)	Floating	$4,388,000	Act/360	MEZ	4.69 / 4.81	37 - 83 / 37 - 95	08/12 - 08/13	Oct-34	Baa2/BBB
M-9 (3) (4)	Floating	$5,063,000	Act/360	MEZ	4.66 / 4.67	37 - 83 / 37 - 87	08/12 - 12/12	Aug-34	Baa3/BBB-
Offered Certificates		$661,163,000
B-1 (3)(4)(5)	Floating	$5,400,000	Act/360	SUB	Not Offered Hereby				Ba1/BB+
B-2 (3)(4)(5)	Floating	$3,375,000	Act/360	SUB	Not Offered Hereby				Ba2/BB
SB (5)	N/A	$5,062,000	N/A	SUB	Not Offered Hereby				N/A
R (5)	N/A	N/A	N/A	RES	Not Offered Hereby				N/A
Total Certificates		$675,000,000

Notes:

  Class sizes subject to a 10% variance.

  Pricing Speed Assumption:

  Fixed: 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).

  ARMs: For ARMs with fixed periods less than five years, 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 28% divided by 11 each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR). For ARM's with fixed period greater than five years, 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 28% divided by 23 each month to 30% CPR in month 24, and remain at 30% CPR until month 58, from month 59 to month 63, 50%CPR, and from month 64 and thereafter, 35% CPR).

  The pass-through rate on the Class A, Class M and Class B Certificates will be equal to the lesser of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap Rate.

  If the 10% optional call is not exercised, the margin on the Class A-1, A-2, Class A-3 and Class A-4 Certificates will double and the margin on the Class M and Class B Certificates will increase to a 1.5x multiple, beginning on the second Distribution Date after the first possible optional call date.

(5) Not offered hereby.

Transaction Overview
Issuer:	RAMP Series 2005-RS8 Trust.
Certificates:

The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates (collectively, the "Class A Certificates").

The Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates (collectively, the "Class M Certificates").

The Class A Certificates and Class M Certificates will be offered via the Prospectus (the "Offered Certificates").

The Class B-1 Certificates and Class B-2 Certificates (together, the "Class B Certificates") are not offered hereby.

Lead Manager:	Greenwich Capital Markets, Inc.
Co-Managers:	Bear Stearns & Co. Inc. and Residential Funding Securities Corporation.
Yield Maintenance Agreement Counterparty:	[TBD] (the "Counterparty").
Depositor:	Residential Asset Mortgage Products, Inc. ("RAMP"), an affiliate of Residential Funding Corporation.
Trustee:	JPMorgan Chase Bank, National Association.
Master Servicer:	Residential Funding Corporation (the "Seller", "Master Servicer" or "Residential Funding"), an indirect wholly-owned subsidiary of Residential Capital Corporation.
Subservicer:

Primary servicing will be provided by HomeComings Financial Network, Inc. ("HomeComings") with respect to approximately 91.98% of the Mortgage Loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

Cut-off Date:	September 1, 2005 after deducting payments due during the month of September 2005.
Settlement Date:	On or about September 29, 2005.
Distribution Dates:	25th of each month (or the next business day if such day is not a business day) commencing on October 25, 2005.
Form of Certificates:	Book-entry form through DTC, Clearstream and Euroclear.
Minimum Denominations:

For the Class A, Class M-1, Class M-2 and Class M-3 Certificates: $25,000 and integral multiples of $1 in excess thereof; for the Class M-4 through Class M-9 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISA Considerations:

The Class A Certificates may be eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code (collectively, "Plans"), subject to important restrictions described in the prospectus and prospectus supplement. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a Plan's acquisition and ownership of such Class A Certificates. The Class M Certificates are not expected to be eligible for purchase by Plans.

Legal Investments:	The Certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
Tax Status:	One or more REMIC elections.
Mortgage Loans:

The mortgage pool will consist of fixed-rate and adjustable-rate mortgage loans secured by first liens on mortgaged properties, the "Mortgage Loans." Approximately 44.7% of the Mortgage Loans provide for an initial interest only period of up to ten years. The statistical pool of Mortgage Loans described herein has an approximate aggregate principal balance of $673,942,782 as of the Cut-off Date.

Prepayment Assumptions:

Fixed Rate - 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).

For ARMs with fixed periods less than five years, 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 28% divided by 11 each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR). For ARM's with fixed period greater than five years, 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 28% divided by 23 each month to 30% CPR in month 24, and remain at 30% CPR until month 58, from month 59 to month 63, 50%CPR, and from month 64 and thereafter, 35% CPR).

Optional Call:

If the aggregate stated principal balance of the Mortgage Loans falls below 10% of the aggregate original principal balance of the Mortgage Loans (the "Optional Call Date"), the Master Servicer or its designee may terminate the trust. The exercise of the optional call may be subject to limitations as described in the prospectus supplement.

Basis Risk Shortfall:

With respect to each class of the Class A, Class M and Class B Certificates and any Distribution Date on which the Net WAC Cap Rate is used to determine the pass-through rate of that class of the Class A, Class M or Class B Certificates, an amount equal to the excess of (i) accrued certificate interest for the Class A, Class M, or Class B Certificates calculated at a rate equal to One-Month LIBOR plus the related margin, over (ii) accrued certificate interest for the Class A, Class M or Class B Certificates calculated using the Net WAC Cap Rate.

Basis Risk Shortfall Carry-Forward Amounts:

With respect to each class of Class A, Class M and Class B Certificates and any Distribution Date, an amount equal to the aggregate amount of Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow or the yield maintenance agreement, at a rate equal to the related pass-through rate for that class.

Relief Act Shortfalls:

With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Service members Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow and amounts received under the yield maintenance agreement in the current period only. Any Relief Act Shortfalls allocated to the Certificates for the current period not covered by Excess Cash Flow and amounts received under the yield maintenance agreement in the current period will remain unpaid.

The Negotiated Conduit Asset Program:

The Mortgage Loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. Through the NCA program, Residential Funding seeks to acquire recently originated mortgage loan products with the characteristics described in the attached collateral tables. The Mortgage Loans may include a combination of layered risk factors including, but not limited to, credit score, reduced loan documentation, debt-to-income ratio, and loan to value ratio.

Residential Funding's standard programs are identified as follows:

  Jumbo A program, under which Residential Funding purchases "A" quality, non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.

  Expanded Criteria program, under which Residential Funding purchases mortgage loans to "A" quality borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.

  Home Solution program, under which Residential Funding purchases first lien "A" quality mortgage loans with LTVs up to 107% and for which the related borrowers may have limited cash, may not want to take cash out of their investments, or may want to finance the full value of the home plus closing costs, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or whose total debt-to-income exceeds underwriting guidelines of Residential Funding's "Home Solution" program.

  AlterNet program, under which Residential Funding purchases mortgage loans with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "AlterNet" program guidelines allow.

Credit Enhancement:

A. Subordination.

Credit enhancement for the Class A Certificates will include the subordination of the Class M and Class B Certificates. Credit enhancement for the Class M Certificates will include the subordination of the Class B Certificates and each class of Class M Certificates with a lower payment priority.

(1) Includes the initial overcollateralization requirement as described herein.

B. Overcollateralization ("OC").

C. Excess Spread.
Initially equal to approximately 326 bps per annum.

D. Yield Maintenance Agreement.

Any amounts payable under the yield maintenance agreement on each Distribution Date will be distributed pursuant to clauses (2) through (8) of "Excess Cashflow Distributions, " and in that order, to the extent that Excess Cash Flow is insufficient therefore on such Distribution Date and any remaining amounts will be distributed to the holders of the Class SB Certificates as more fully described in the prospectus supplement.

Excess Cash Flow Distributions:

On any Distribution Date, Excess Cash Flow will be allocated among the Certificates as set forth in the Prospectus Supplement in the following order of priority:

  as part of the Principal Distribution Amount, to pay to the holders of the Class A, Class M and Class B Certificates in reduction of their certificate principal balances, the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A, Class M or Class B Certificates and remaining unreimbursed, but only to the extent of Subsequent Recoveries;

  as part of the Principal Distribution Amount, to pay to the holders of the Class A, Class M and Class B Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

  to pay the holders of the Class A, Class M and Class B Certificates as part of the Principal Distribution Amount, any Overcollateralization Increase Amount;

  to pay the holders of Class A, Class M and Class B Certificates, any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on accrued certificate interest otherwise due thereon, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

  to pay to the holders of the Class A, Class M and Class B Certificates, any Prepayment Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid Prepayment Interest Shortfalls previously allocated thereto;

  to pay to the holders of the Class A Certificates, on a pro rata basis, based on the amount of Basis Risk Shortfall Carry-Forward Amounts, and then the Class M and Class B Certificates, in their order of payment priority, the amount of Basis Risk Shortfall Carry-Forward Amounts;

  to pay to the holders of the Class A, Class M and Cass B Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

  to pay to the holders of the Class A Certificates, on a pro rata basis, based on the amount of realized losses previously allocated thereto that remain unreimbursed, then to the Class M and Class B Certificates, in their order of payment priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

  to pay to the holders of the Class SB and Class R Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Interest Accrual Period:	From and including the preceding Distribution Date (for the first accrual period, the Closing Date) up to but excluding the current Distribution Date on an actual/360 basis.

Pass-Through Rates:

Class A Pass-Through Rates:

  On each Distribution Date, the Class A Pass-Through Rate will be a per annum rate equal to the lesser of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin for such class, and beginning on the second Distribution Date after the first possible Optional Call Date, and with respect to the Class A-1, A-2, Class A-3 and Class A-4 Certificates, One-Month LIBOR plus 2 times the related margin for such class and (y) the Net WAC Cap Rate.

Class M and Class B Pass-Through Rates:

  On each Distribution Date, the Pass-Through Rate on each class of the Class M Certificates and Class B Certificates will be a per annum rate equal to the lesser of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin for such class, and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 1.5 times the related margin for such class and (y) the Net WAC Cap Rate.

Net WAC Cap Rate:

For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans using the Net Mortgage Rates in effect for the scheduled payments due on such Mortgage Loans during the related due period multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Net Mortgage Rate:	With respect to any Mortgage Loan, the mortgage rate thereon minus the rates at which the master servicing and subservicing fees are paid.
Eligible Master Servicing Compensation:

For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the Mortgage Loans immediately preceding that Distribution Date, and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the Mortgage Loans. Excess Cash Flow and amounts received under the Yield Maintenance Agreement may also be available to cover Prepayment Interest Shortfalls, subject to the priority of distribution set forth under "Excess Cash Flow Distributions".

Advances:	The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the Mortgage Loan.
Overcollateralization Amount:

With respect to any Distribution Date, the excess, if any, of (a) the aggregate stated principal balance of the Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over (b) the aggregate certificate principal balance of the Class A, Class M and Class B Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Required Overcollateralization Amount:

With respect to any Distribution Date (a) if such Distribution Date is prior to the Stepdown Date, [0.75 ]% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date, or (b) if such Distribution Date is on or after the Stepdown Date, the greater of (i) [1.50 ]% of the current aggregate stated principal balance of the Mortgage Loans as of the end of the related due period and (ii) the Overcollateralization Floor; provided that, if a Trigger Event is in effect, the Required Overcollateralization Amount will be an amount equal to the Required Overcollateralization Amount for the immediately preceding Distribution Date. The Required Overcollateralization Amount may be reduced upon confirmation from each of the rating agencies that such reduction will not adversely affect the ratings of the Certificates.

Stepdown Date:

The Distribution Date which is the later to occur of (x) the Distribution Date in October 2008 and (y) the first distribution date on which the Senior Enhancement Percentage is equal to or greater than [28.80]%.

Trigger Event:

A Trigger Event is in effect on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds [42.47]% of the Senior Enhancement Percentage or (ii) the aggregate amount of realized losses on the Mortgage Loans as a percentage of the initial aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable amount set forth below:

Months 37-48

[1.85]% in the first month plus an additional 1/12th of [1.55]% for each month thereafter

Months 49-60

[2.90]% in the first month plus an additional 1/12th of [1.25]% for each month thereafter

Months 61-72

[3.75]% in the first month plus an additional 1/12th of [0.60]% for each month thereafter

Months 73 and thereafter

[4.25]%

Sixty-Plus Delinquency Percentage:

With respect to any Distribution Date, the arithmetic average, for each of the three Distribution Dates ending with such Distribution Date of the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including Mortgage Loans in bankruptcy that are 60 or more days delinquent, foreclosure and REO, over (y) the aggregate stated principal balance of all of the Mortgage Loans immediately preceding that Distribution Date.

Senior Enhancement Percentage:

For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M and Class B Certificates immediately prior to that Distribution Date and (ii) the Overcollateralization Amount, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

Overcollateralization Floor:	An amount equal to 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.
Overcollateralization Increase Amount:

With respect to any Distribution Date, an amount equal to the lesser of (i) the sum of (x) available Excess Cash Flow from the Mortgage Loans available for payment of the Overcollateralization Increase Amount for that Distribution Date and (y) payments made by the Counterparty available for payment of the Overcollateralization Increase Amount for that Distribution Date and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization Reduction Amount:

With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) Principal Remittance Amount for that Distribution Date.

Excess Overcollateralization Amount:	With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.
Excess Cash Flow:

For any Distribution Date, the sum of (x) the excess of (i) the available distribution amount for that Distribution Date over (ii) the sum of (a) the interest distribution amount for that Distribution Date and (y) the Principal Remittance Amount for that Distribution Date and (b) any Overcollateralization Reduction Amount. Excess Cash Flow and amounts received under the yield maintenance agreement may be used to protect the Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

Principal Distribution Amount:

For any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount over (y) the interest distribution amount and (b) the sum of (v) the Principal Remittance Amount for the Mortgage Loans, (w) Subsequent Recoveries in an amount not to exceed losses previously allocated to any class of Class A, Class M or Class B Certificates that remain unreimbursed on that Distribution Date and (x) the Excess Cash Flow and amounts received under the yield maintenance agreement to the trust to the extent distributable as principal to cover realized losses on the Mortgage Loans and to reach the Required Overcollateralization Amount minus (i) any Overcollateralization Reduction Amounts and (ii) certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement.

Class A Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the Principal Distribution Amount for that Distribution Date; and

  the excess, if any, of (A) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Principal Remittance Amount:

For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding Subsequent Recoveries.

Interest Distributions:

Distributions to the holders of the Certificates will be made generally as follows:

From the available distribution amount remaining after payment of certain fees and expenses, distribution of accrued and unpaid interest (less any Prepayment Interest Shortfalls not covered by Eligible Master Servicer Compensation or any Relief Act Shortfalls) to the holders of Certificates, in the following order of priority:

  To each class of the Class A Certificates, pro rata, based on the accrued certificate interest accrued thereon;
  To the Class M-1 Certificates;
  To the Class M-2 Certificates;
  To the Class M-3 Certificates;
  To the Class M-4 Certificates;
  To the Class M-5 Certificates;
  To the Class M-6 Certificates;
  To the Class M-7 Certificates;
  To the Class M-8 Certificates;
  To the Class M-9 Certificates;
  To the Class B-1 Certificates; and
  To the Class B-2 Certificates.

Principal Distributions:

The Principal Distribution Amount will be distributed as follows:

  To the Class A Certificates, the Class A Principal Distribution Amount, sequentially to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, in that order, until the certificate principal balances thereof are reduced to zero;
  To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance of the Class M-1 Certificates is reduced to zero;
  To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance of the Class M-2 Certificates is reduced to zero;
  To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance of the Class M-3 Certificates is reduced to zero;
  To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the certificate principal balance of the Class M-4 Certificates is reduced to zero;
  To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the certificate principal balance of the Class M-5 Certificates is reduced to zero;
  To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the certificate principal balance of the Class M-6 Certificates is reduced to zero;
  To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the certificate principal balance of the Class M-7 Certificates is reduced to zero;
  To the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the certificate principal balance of the Class M-8 Certificates is reduced to zero;
  To the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the certificate principal balance of the Class M-9 Certificates is reduced to zero;
  To the Class B-1 Certificates, the Class B-1 Principal Distribution Amount, until the certificate principal balance of the Class B-1 Certificates is reduced to zero; and
  To the Class B-2 Certificates, the Class B-2 Principal Distribution Amount, until the certificate principal balance of the Class B-2 Certificates is reduced to zero.

Class M-1 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M- 2 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-3 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-4 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-5 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-6 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-7 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-8 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-9 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess of, if any, the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class B-1 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class B-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class B-2 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class B-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Subordination Percentage:	As to any class of Class A, Class M or Class B Certificates, the respective approximate percentage set forth below:
Subsequent Recoveries:	Subsequent recoveries, net of reimbursable expenses, with respect to Mortgage Loans that have been previously liquidated and that have resulted in a realized loss.

Allocation of Losses:

Any realized losses will be allocated or covered as follows:

  To Excess Cash Flow for the related Distribution Date;
  By any amounts available from the yield maintenance agreement for the related Distribution Date;
  By reduction of the Overcollateralization Amount, until reduced to zero (as further described in the prospectus supplement);
  To the Class B-2 Certificates, until reduced to zero;
  To the Class B-1 Certificates, until reduced to zero;
  To the Class M-9 Certificates, until reduced to zero;
  To the Class M-8 Certificates, until reduced to zero;
  To the Class M-7 Certificates, until reduced to zero;
  To the Class M-6 Certificates, until reduced to zero;
  To the Class M-5 Certificates, until reduced to zero;
  To the Class M-4 Certificates, until reduced to zero;
  To the Class M-3 Certificates, until reduced to zero;
  To the Class M-2 Certificates, until reduced to zero;
  To the Class M-1 Certificates, until reduced to zero; and
  To the Class A Certificates on a pro rata basis, in each case until the certificate principal balance has been reduced to zero.

Yield Maintenance Agreement
Yield Maintenance Agreement:

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] the Counterparty for the benefit of the Offered Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on an amount equal to the lesser of (a) the notional amount set forth in the related tables below and (b) the aggregate outstanding certificate principal balance of the Offered Certificates and Class B Certificates immediately preceding that Distribution Date. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate of 3.75% beginning with the Distribution Date in October 2005. The Yield Maintenance Agreement will terminate after the Distribution Date in August 2010.

Any amounts payable under the yield maintenance agreement on each Distribution Date will be distributed pursuant to clauses (2) through (8) of "Excess Cash Flow Distributions " and in that order, to the extent that Excess Cash Flow is insufficient therefor on such distribution date and any remaining amounts will be distributed to the holders of the Class SB Certificates as more fully described in the pooling and servicing agreement.

Yield Maintenance Agreement Notional Balance Schedule:

Net WAC Cap Schedule

Period	Net WAC (1,2) (%)	EFFECTIVE Rate (1,3) (%)	period	Net WAC (1,2) (%)	EFFECTIVE RATE (1,3) (%)
1	7.78	24.21	46	9.06	18.23
2	6.52	22.92	47	8.90	18.12
3	6.74	23.13	48	8.88	18.16
4	6.53	22.90	49	9.16	18.51
5	6.62	22.98	50	8.85	18.25
6	7.33	23.27	51	9.12	18.59
7	6.62	22.53	52	8.84	18.36
8	6.84	22.72	53	8.82	18.41
9	6.62	22.46	54	9.75	19.42
10	6.84	22.64	55	8.79	18.50
11	6.69	22.45	56	9.06	18.84
12	6.70	22.39	57	8.75	18.59
13	6.92	22.47	58	9.13	19.02
14	6.69	22.22	59	9.70	19.44
15	6.91	22.41	60	9.73	9.98
16	6.69	22.16	61	10.02	10.29
17	6.69	22.15	62	9.67	9.94
18	7.40	22.86	63	9.97	10.26
19	6.69	22.13	64	9.63	9.91
20	6.91	22.35	65	9.66	9.95
21	6.68	22.12	66	10.67	11.00
22	6.96	22.41	67	9.61	9.92
23	7.61	22.67	68	9.91	10.24
24	7.60	17.63	69	9.56	9.89
25	7.83	17.95	70	9.86	10.21
26	7.56	17.78	71	9.52	9.86
27	7.80	18.07	72	9.50	9.86
28	7.57	17.88	73	9.79	10.17
29	7.86	18.22	74	9.45	9.83
30	8.39	18.81	75	9.74	10.14
31	7.84	18.29	76	9.41	9.80
32	8.10	18.61	77	9.38	9.79
33	7.83	18.32	78	10.00	10.45
34	8.15	18.70	79	9.34	9.76
35	8.52	18.75	80	9.62	10.07
36	8.52	17.20	81	9.29	9.74
37	8.79	17.53	82	9.58	10.06
38	8.50	17.21	83	9.29	9.77
39	8.77	17.53
40	8.52	17.33
41	8.82	17.69
42	9.75	18.68
43	8.79	17.76
44	9.07	18.11
45	8.76	17.85

Notes:

(1) Assumes all index values remain constant at 20.00% and the optional termination is exercised. Assumes no losses.

(2) The "Net WAC Rate" is a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period of the Certificates and (ii) the weighted average Net Mortgage Rate of the Mortgage Loans.

(3) The effective available funds cap rate (the "Effective Rate") is equal to the product of (i) interest from the mortgage loans plus any payments from the Yield Maintenance Agreement divided by the aggregate certificate balance of the Class A, Class M, and Class B certificates and (ii) 360 divided by the actual number of days in the Interest Accrual Period.

Class A Sensitivity Analysis

To 10% Call
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-1
Avg. Life (yrs)	13.20	1.63	1.22	1.00	0.85	0.74
Principal Window Begin	10/2005	10/2005	10/2005	10/2005	10/2005	10/2005
Principal Window End	05/2025	09/2008	10/2007	06/2007	03/2007	12/2006
Principal Window Months	236	36	25	21	18	15
Class A-2
Avg. Life (yrs)	21.26	3.71	2.55	2.00	1.72	1.50
Principal Window Begin	05/2025	09/2008	10/2007	06/2007	03/2007	12/2006
Principal Window End	06/2028	03/2010	10/2008	01/2008	08/2007	06/2007
Principal Window Months	38	19	13	8	6	7
Class A-3
Avg. Life (yrs)	25.48	7.00	4.75	3.50	2.59	2.09
Principal Window Begin	06/2028	03/2010	10/2008	01/2008	08/2007	06/2007
Principal Window End	08/2033	06/2016	12/2012	02/2011	12/2009	05/2008
Principal Window Months	63	76	51	38	29	12
Class A-4
Avg. Life (yrs)	28.57	12.99	8.85	6.56	5.16	3.80
Principal Window Begin	08/2033	06/2016	12/2012	02/2011	12/2009	05/2008
Principal Window End	06/2034	05/2019	01/2015	08/2012	02/2011	03/2010
Principal Window Months	11	36	26	19	15	23

Class A Sensitivity Analysis

To Maturity
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-1
Avg. Life (yrs)	13.20	1.63	1.22	1.00	0.85	0.74
Principal Window Begin	10/2005	10/2005	10/2005	10/2005	10/2005	10/2005
Principal Window End	05/2025	09/2008	10/2007	06/2007	03/2007	12/2006
Principal Window Months	236	36	25	21	18	15
Class A-2
Avg. Life (yrs)	21.26	3.71	2.55	2.00	1.72	1.50
Principal Window Begin	05/2025	09/2008	10/2007	06/2007	03/2007	12/2006
Principal Window End	06/2028	03/2010	10/2008	01/2008	08/2007	06/2007
Principal Window Months	38	19	13	8	6	7
Class A-3
Avg. Life (yrs)	25.48	7.00	4.75	3.50	2.59	2.09
Principal Window Begin	06/2028	03/2010	10/2008	01/2008	08/2007	06/2007
Principal Window End	08/2033	06/2016	12/2012	02/2011	12/2009	05/2008
Principal Window Months	63	76	51	38	29	12
Class A-4
Avg. Life (yrs)	28.90	15.68	11.03	8.26	6.51	4.84
Principal Window Begin	08/2033	06/2016	12/2012	02/2011	12/2009	05/2008
Principal Window End	07/2035	05/2032	01/2027	05/2022	01/2019	09/2016
Principal Window Months	24	192	170	136	110	101

Class M Sensitivity Analysis

To 10% Call
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	26.57	9.07	6.17	4.76	4.20	4.26
Principal Window Begin	07/2028	03/2010	10/2008	12/2008	04/2009	09/2009
Principal Window End	06/2034	05/2019	01/2015	08/2012	02/2011	03/2010
Principal Window Months	72	111	76	45	23	7
Class M-2
Avg. Life (yrs)	26.57	9.07	6.17	4.73	4.08	3.92
Principal Window Begin	07/2028	03/2010	10/2008	11/2008	01/2009	04/2009
Principal Window End	06/2034	05/2019	01/2015	08/2012	02/2011	03/2010
Principal Window Months	72	111	76	46	26	12
Class M-3
Avg. Life (yrs)	26.57	9.07	6.17	4.71	4.02	3.77
Principal Window Begin	07/2028	03/2010	10/2008	11/2008	01/2009	03/2009
Principal Window End	06/2034	05/2019	01/2015	08/2012	02/2011	03/2010
Principal Window Months	72	111	76	46	26	13
Class M-4
Avg. Life (yrs)	26.57	9.07	6.17	4.71	4.00	3.71
Principal Window Begin	07/2028	03/2010	10/2008	11/2008	12/2008	02/2009
Principal Window End	06/2034	05/2019	01/2015	08/2012	02/2011	03/2010
Principal Window Months	72	111	76	46	27	14
Class M-5
Avg. Life (yrs)	26.57	9.07	6.17	4.71	3.98	3.66
Principal Window Begin	07/2028	03/2010	10/2008	11/2008	12/2008	01/2009
Principal Window End	06/2034	05/2019	01/2015	08/2012	02/2011	03/2010
Principal Window Months	72	111	76	46	27	15
Class M-6
Avg. Life (yrs)	26.57	9.07	6.17	4.70	3.96	3.63
Principal Window Begin	07/2028	03/2010	10/2008	10/2008	11/2008	12/2008
Principal Window End	06/2034	05/2019	01/2015	08/2012	02/2011	03/2010
Principal Window Months	72	111	76	47	28	16
Class M-7
Avg. Life (yrs)	26.57	9.07	6.17	4.69	3.94	3.59
Principal Window Begin	07/2028	03/2010	10/2008	10/2008	11/2008	12/2008
Principal Window End	06/2034	05/2019	01/2015	08/2012	02/2011	03/2010
Principal Window Months	72	111	76	47	28	16
Class M-8
Avg. Life (yrs)	26.57	9.07	6.17	4.69	3.94	3.56
Principal Window Begin	07/2028	03/2010	10/2008	10/2008	11/2008	11/2008
Principal Window End	06/2034	05/2019	01/2015	08/2012	02/2011	03/2010
Principal Window Months	72	111	76	47	28	17
Class M-9
Avg. Life (yrs)	26.55	9.00	6.12	4.66	3.90	3.51
Principal Window Begin	07/2028	03/2010	10/2008	10/2008	10/2008	11/2008
Principal Window End	06/2034	05/2019	01/2015	08/2012	02/2011	03/2010
Principal Window Months	72	111	76	47	29	17

Class M Sensitivity Analysis

To Maturity
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	26.68	9.90	6.82	5.26	4.59	4.56
Principal Window Begin	07/2028	03/2010	10/2008	12/2008	04/2009	09/2009
Principal Window End	05/2035	02/2028	02/2022	03/2018	07/2015	09/2013
Principal Window Months	83	216	161	112	76	49
Class M-2
Avg. Life (yrs)	26.67	9.84	6.76	5.19	4.45	4.20
Principal Window Begin	07/2028	03/2010	10/2008	11/2008	01/2009	04/2009
Principal Window End	05/2035	01/2027	02/2021	05/2017	12/2014	03/2013
Principal Window Months	83	203	149	103	72	48
Class M-3
Avg. Life (yrs)	26.67	9.77	6.70	5.13	4.35	4.01
Principal Window Begin	07/2028	03/2010	10/2008	11/2008	01/2009	03/2009
Principal Window End	03/2035	06/2025	09/2019	04/2016	12/2013	05/2012
Principal Window Months	81	184	132	90	60	39
Class M-4
Avg. Life (yrs)	26.66	9.72	6.66	5.09	4.29	3.93
Principal Window Begin	07/2028	03/2010	10/2008	11/2008	12/2008	02/2009
Principal Window End	03/2035	09/2024	03/2019	10/2015	08/2013	02/2012
Principal Window Months	81	175	126	84	57	37
Class M-5
Avg. Life (yrs)	26.66	9.64	6.60	5.04	4.24	3.85
Principal Window Begin	07/2028	03/2010	10/2008	11/2008	12/2008	01/2009
Principal Window End	02/2035	12/2023	07/2018	04/2015	03/2013	10/2011
Principal Window Months	80	166	118	78	52	34
Class M-6
Avg. Life (yrs)	26.65	9.55	6.53	4.97	4.17	3.78
Principal Window Begin	07/2028	03/2010	10/2008	10/2008	11/2008	12/2008
Principal Window End	01/2035	12/2022	10/2017	09/2014	09/2012	05/2011
Principal Window Months	79	154	109	72	47	30
Class M-7
Avg. Life (yrs)	26.63	9.44	6.45	4.90	4.11	3.70
Principal Window Begin	07/2028	03/2010	10/2008	10/2008	11/2008	12/2008
Principal Window End	12/2034	02/2022	02/2017	03/2014	05/2012	02/2011
Principal Window Months	78	144	101	66	43	27
Class M-8
Avg. Life (yrs)	26.61	9.28	6.33	4.81	4.04	3.63
Principal Window Begin	07/2028	03/2010	10/2008	10/2008	11/2008	11/2008
Principal Window End	10/2034	02/2021	05/2016	08/2013	11/2011	09/2010
Principal Window Months	76	132	92	59	37	23
Class M-9
Avg. Life (yrs)	26.56	9.02	6.14	4.67	3.91	3.52
Principal Window Begin	07/2028	03/2010	10/2008	10/2008	10/2008	11/2008
Principal Window End	08/2034	12/2019	07/2015	12/2012	05/2011	05/2010
Principal Window Months	74	118	82	51	32	19

Aggregate Collateral Summary

Current Principal Balance	$673,942,782
Number of Mortgage Loans	3,451

	Average	Minimum	Maximum
Original Principal Balance	$195,561	$28,500	$3,970,000
Current Principal Balance	$195,289	$28,458	$3,970,000

	Weighted Average	Minimum	Maximum
Original Term (months)	359	120	360
Age (months)	2	0	30
Gross Mortgage Rate (%)	7.124	4.000	11.990
Loan-to-Value Ratio (%)	84.52	14.00	107.00
Credit Score	662	470	816

Margin (%)	4.766	1.000	10.625
Initial Periodic Cap (%)	3.598	1.000	7.500
Periodic Cap (%)	1.399	1.000	6.000
Maximum Mortgage Rate (%)	13.246	9.875	22.160
Minimum Mortgage Rate (%)	5.312	2.000	11.625
Next Rate Adj. (months)	33	1	119

Lien Position	% of Loan Group	Loan Type	% of Loan Group
1st Lien	100.00	Adjustable-rate	75.26
		Fixed-rate	24.74
Occupancy	% of Loan Group
Primary Residence	76.22	Loan Purpose	% of Loan Group
Non-Owner Occupied	20.94	Purchase	57.26
Second/Vacation	2.84	Equity Refinance	33.90
		Rate/Term Refinance	8.84
Documentation	% of Loan Group
Reduced Documentation	58.91	Property Type	% of Loan Group
Full Documentation	41.09	Single-family	63.99
		PUD Detached	14.41
Servicing	% of Loan Group	Two-to-four family units	8.67
Homecomings	91.98	Condo Low-Rise	7.54
		PUD Attached	3.23
Delinquency	% of Loan Group	Townhouse	0.96
Current	98.45	Condo High-Rise	0.80
30 to 59 Days Delinquent	1.55	Condo Mid-Rise	0.24
60 to 89 Days Delinquent		Manufactured	0.11
		Cooperative	0.04
Exception Category	% of Loan Group	Leasehold	0.01
Alternate	28.12
Expanded Criteria	68.44
Home Solutions	0.79	% with Prepayment Penalty	53.58
Jumbo A	2.48	% over 80% LTV with MI	13.36
Seasoned Loans	0.18	% with Interest Only Period	44.65

Aggregate Credit Scores
Credit Scores	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Principal Balance	Weighted Average Combined Orig LTV
499 or less	5	$550,530	0.08%	$110,106	66.75%
500 - 519	40	5,567,021	0.83	139,176	77.89
520 - 539	40	6,760,790	1.00	169,020	82.66
540 - 559	67	8,879,447	1.32	132,529	87.47
560 - 579	117	15,418,105	2.29	131,779	92.37
580 - 599	357	52,249,724	7.75	146,358	93.95
600 - 619	383	62,262,665	9.24	162,566	91.35
620 - 639	440	87,034,831	12.91	197,806	84.33
640 - 659	443	98,946,436	14.68	223,355	81.58
660 - 679	405	91,892,559	13.64	226,895	82.63
680 - 699	370	76,306,233	11.32	206,233	83.64
700 - 719	266	58,102,445	8.62	218,430	81.35
720 - 739	187	40,203,827	5.97	214,994	82.67
740 - 759	148	31,216,201	4.63	210,920	81.40
760 - 779	101	21,062,523	3.13	208,540	81.94
780 - 799	55	12,131,186	1.80	220,567	82.04
800 or greater	17	3,558,607	0.53	209,330	85.56
Subtotal with Credit Scores	3,441	$672,143,130	99.73%	$195,334	84.55%
Not Available	10	1,799,652	0.27	179,965	73.41
Total	3,451	$673,942,782	100.00%	$195,289	84.52%

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor. Loans for which Credit Score was not available were excluded from the calculation of the weighted average credit score.

Aggregate Original Mortgage Loan Balance
Original Mortgage Loan Balances ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Principal Balance	Weighted Average FICO	Weighted Average Combined Orig LTV
$ 100,000 or less	795	$59,751,906	8.87%	$75,160	638	88.81%
$ 100,001 - $ 200,000	1,477	215,711,290	32.01	146,047	654	87.19
$ 200,001 - $ 300,000	634	154,976,340	23.00	244,442	661	85.27
$ 300,001 - $ 400,000	302	104,573,030	15.52	346,268	673	83.15
$ 400,001 - $ 500,000	121	53,874,391	7.99	445,243	668	82.85
$ 500,001 - $ 600,000	66	36,525,491	5.42	553,417	681	79.94
$ 600,001 - $ 700,000	28	18,083,757	2.68	645,848	670	81.90
$ 700,001 - $ 800,000	10	7,379,478	1.09	737,948	668	71.87
$ 800,001 - $ 900,000	3	2,524,968	0.37	841,656	648	66.66
$ 900,001 - $1,000,000	7	6,823,750	1.01	974,821	662	69.91
$1,100,001 - $1,200,000	3	3,435,000	0.51	1,145,000	687	75.00
$1,200,001 - $1,300,000	1	1,265,708	0.19	1,265,708	730	70.00
$1,300,001 - $1,400,000	1	1,314,829	0.20	1,314,829	680	60.00
$1,400,001 - $1,500,000	1	1,500,000	0.22	1,500,000	682	74.00
$1,500,001 or greater	2	6,202,845	0.92	3,101,423	727	58.44
Total	3,451	$673,942,782	100.00%	$195,289	662	84.52%

Aggregate Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
4.0000% - 4.4999%	4	$938,858	0.14%	$234,714	739	81.07%
4.5000% - 4.9999%	8	3,224,892	0.48	403,111	746	74.41
5.0000% - 5.4999%	46	12,252,410	1.82	266,357	708	78.64
5.5000% - 5.9999%	212	59,407,794	8.81	280,225	687	78.84
6.0000% - 6.4999%	452	116,426,713	17.28	257,581	681	79.27
6.5000% - 6.9999%	821	172,904,414	25.66	210,602	676	82.28
7.0000% - 7.4999%	458	86,747,022	12.87	189,404	671	84.76
7.5000% - 7.9999%	482	88,658,001	13.16	183,938	649	86.88
8.0000% - 8.4999%	294	47,564,900	7.06	161,785	632	92.32
8.5000% - 8.9999%	315	44,838,330	6.65	142,344	607	94.06
9.0000% - 9.4999%	135	15,870,864	2.35	117,562	591	95.64
9.5000% - 9.9999%	150	17,629,431	2.62	117,530	582	94.28
10.0000% - 10.4999%	50	5,187,746	0.77	103,755	591	94.09
10.5000% - 10.9999%	12	1,319,473	0.20	109,956	570	94.11
11.0000% - 11.4999%	4	244,352	0.04	61,088	600	97.09
11.5000% - 11.9999%	8	727,584	0.11	90,948	578	89.57
Total	3,451	$673,942,782	100.00%	$195,289	662	84.52%

Aggregate Net Mortgage Rates
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
3.500 - 3.999	2	$640,032	0.09%	$320,016	757	83.30%
4.000 - 4.499	6	1,908,868	0.28	318,145	742	71.41
4.500 - 4.999	35	9,663,296	1.43	276,094	712	78.02
5.000 - 5.499	122	34,138,943	5.07	279,827	689	79.49
5.500 - 5.999	428	111,272,403	16.51	259,982	678	79.08
6.000 - 6.499	744	164,139,179	24.36	220,617	679	81.64
6.500 - 6.999	630	125,429,531	18.61	199,094	674	84.27
7.000 - 7.499	480	88,332,328	13.11	184,026	651	86.45
7.500 - 7.999	344	54,022,701	8.02	157,043	631	91.60
8.000 - 8.499	308	44,588,451	6.62	144,768	605	93.79
8.500 - 8.999	153	17,934,745	2.66	117,221	599	96.20
9.000 - 9.499	137	15,499,052	2.30	113,132	580	93.53
9.500 - 9.999	40	4,426,740	0.66	110,668	592	93.73
10.000 - 10.499	10	974,578	0.14	97,458	566	92.89
10.500 - 10.999	4	244,352	0.04	61,088	600	97.09
11.000 - 11.499	8	727,584	0.11	90,948	578	89.57
Total:	3,451	$673,942,782	100.00%	$195,289	662	84.52%

Aggregate Original Loan-to-Value Ratios

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score
0.01 - 50.00	34	$5,722,810	0.85%	$168,318	664
50.01 - 55.00	16	3,531,677	0.52	220,730	650
55.01 - 60.00	31	11,765,304	1.75	379,526	672
60.01 - 65.00	44	15,105,339	2.24	343,303	658
65.01 - 70.00	79	19,098,848	2.83	241,758	661
70.01 - 75.00	188	47,378,324	7.03	252,012	679
75.01 - 80.00	1,059	237,267,668	35.21	224,049	678
80.01 - 85.00	223	43,746,478	6.49	196,173	652
85.01 - 90.00	554	105,101,763	15.60	189,714	660
90.01 - 95.00	636	103,657,550	15.38	162,984	662
95.01 - 100.00	577	80,305,807	11.92	139,178	610
102.01 - 103.00	7	1,003,056	0.15	143,294	615
103.01 - 104.00	2	176,298	0.03	88,149	598
106.01 - 107.00	1	81,859	0.01	81,859	545
Total	3,451	$673,942,782	100.00%	$195,289	662

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

Debt to Income

Debt Ratio (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Principal Balance	Weighted Average FICO	Weighted Average Combined Orig LTV
Not Available	764	$157,273,753	23.34%	$205,856	682	80.11%
20.00% or less	87	13,572,026	2.01	156,000	674	85.14
20.01% - 25.00%	122	20,063,223	2.98	164,453	670	84.23
25.01% - 30.00%	232	40,489,949	6.01	174,526	666	84.58
30.01% - 35.00%	355	66,451,268	9.86	187,187	663	85.20
35.01% - 40.00%	519	102,449,991	15.20	197,399	660	85.35
40.01% - 45.00%	628	128,108,247	19.01	203,994	656	85.65
45.01% - 50.00%	551	110,049,147	16.33	199,726	642	87.04
50.01% - 55.00%	172	31,405,540	4.66	182,590	632	90.14
55.01% - 60.00%	18	3,573,097	0.53	198,505	657	77.02
60.01% or greater	3	506,541	0.08	168,847	719	61.29
Total	3,451	$673,942,782	100.00%	$195,289	662	84.52%

Aggregate State Distributions of Mortgaged Properties
State or Territory	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	73	$8,481,882	1.26%	$116,190	627	94.96%
Alaska	1	287,490	0.04	287,490	716	90.00
Arizona	108	22,654,181	3.36	209,761	668	84.13
Arkansas	28	3,395,584	0.50	121,271	591	94.57
California	314	108,168,318	16.05	344,485	672	79.69
Colorado	60	11,012,030	1.63	183,534	652	88.42
Connecticut	29	6,524,711	0.97	224,990	661	85.54
Delaware	6	1,862,690	0.28	310,448	677	68.52
District of Columbia	10	6,552,046	0.97	655,205	700	65.21
Florida	653	122,288,839	18.15	187,272	667	82.97
Georgia	179	27,811,832	4.13	155,373	643	87.27
Hawaii	6	2,113,680	0.31	352,280	711	87.31
Idaho	14	1,831,501	0.27	130,821	675	91.31
Illinois	139	26,156,360	3.88	188,175	660	87.72
Indiana	73	7,744,795	1.15	106,093	647	93.18
Iowa	22	2,262,295	0.34	102,832	623	91.61
Kansas	36	4,128,959	0.61	114,693	629	92.80
Kentucky	23	2,868,009	0.43	124,696	643	92.44
Louisiana	19	1,903,335	0.28	100,176	592	88.44
Maine	10	1,915,834	0.28	191,583	650	88.07
Maryland	106	24,302,563	3.61	229,269	668	83.75
Massachusetts	52	13,894,819	2.06	267,208	672	80.34
Michigan	120	17,078,583	2.53	142,322	647	91.29
Minnesota	54	11,334,414	1.68	209,897	664	86.82
Mississippi	10	1,072,830	0.16	107,283	588	93.85
Missouri	70	7,645,191	1.13	109,217	635	92.26
Montana	1	282,798	0.04	282,798	631	90.00
Nebraska	6	559,318	0.08	93,220	673	86.84
Nevada	47	11,459,613	1.70	243,822	656	85.57
New Hampshire	8	2,050,515	0.30	256,314	665	85.69
New Jersey	130	33,158,522	4.92	255,066	668	80.44
New Mexico	14	2,109,336	0.31	150,667	660	86.49
New York	75	24,077,815	3.57	321,038	666	80.22
North Carolina	77	11,665,912	1.73	151,505	650	90.69
North Dakota	1	104,000	0.02	104,000	697	80.00
Ohio	101	11,873,341	1.76	117,558	648	91.21
Oklahoma	21	1,722,471	0.26	82,022	638	91.91
Oregon	38	7,784,592	1.16	204,858	673	87.60
Pennsylvania	100	15,293,717	2.27	152,937	652	87.49
Rhode Island	10	2,264,041	0.34	226,404	652	80.36
South Carolina	58	8,453,692	1.25	145,753	650	89.57
South Dakota	2	207,222	0.03	103,611	624	96.32
Tennessee	109	12,184,364	1.81	111,783	643	91.90
Texas	162	19,627,272	2.91	121,156	641	91.30
Utah	20	2,839,115	0.42	141,956	673	87.58
Vermont	2	419,317	0.06	209,658	741	92.32
Virginia	152	42,321,343	6.28	278,430	670	82.51
Washington	57	12,143,823	1.80	213,050	677	83.83
West Virginia	10	987,885	0.15	98,788	627	91.04
Wisconsin	34	4,893,645	0.73	143,931	633	92.18
Wyoming	1	166,342	0.02	166,342	747	90.00
Total	3,451	$673,942,782	100.00%	$195,289	662	84.52%

Aggregate Loan Purpose
Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	2,049	$385,898,034	57.26%	$188,335	670	86.08%
Equity Refinance	1,107	228,438,263	33.90	206,358	647	83.43
Rate/Term Refinance	295	59,606,485	8.84	202,056	660	78.63
Total:	3,451	$673,942,782	100.00%	$195,289	662	84.52%

Aggregate Occupancy
Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	2,540	$513,650,728	76.22%	$202,225	650	85.14%
Non Owner-occupied	830	141,144,053	20.94	170,053	703	82.62
Second/Vacation	81	19,148,002	2.84	236,395	675	82.06
Total:	3,451	$673,942,782	100.00%	$195,289	662	84.52%

Aggregate Documentation Type
Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Reduced Documentation	1,827	$397,053,163	58.91%	$217,325	674	81.79%
Full Documentation	1,624	276,889,619	41.09	170,499	644	88.44
Total:	3,451	$673,942,782	100.00%	$195,289	662	84.52%

Aggregate Property Type
Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	2,309	$431,270,479	63.99%	$186,778	654	84.85%
Planned Unit Developments (detached)	429	97,083,520	14.41	226,302	664	85.83
Two- to four- family units	253	58,454,273	8.67	231,045	688	81.57
Condo Low-Rise (less than 5 stories)	274	50,844,419	7.54	185,564	680	83.91
Planned Unit Developments (attached)	104	21,757,879	3.23	209,210	662	83.54
Townhouse	45	6,451,121	0.96	143,358	680	84.60
Condo High-Rise (9 stories or more)	20	5,361,542	0.80	268,077	695	78.18
Condo Mid-Rise (5 to 8 stories)	7	1,612,882	0.24	230,412	684	80.77
Manufactured Home	7	767,975	0.11	109,711	674	80.42
Cooperative	2	245,292	0.04	122,646	695	80.00
Leasehold	1	93,400	0.01	93,400	649	85.00
Total:	3,451	$673,942,782	100.00%	$195,289	662	84.52%

Aggregate Prepayment Penalty Term
Prepayment Penalty	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
None	1,419	$312,816,572	46.42%	$220,449	673	82.36%
12 Months	230	51,948,032	7.71	225,861	670	83.55
24 Months	904	151,532,168	22.48	167,624	632	89.56
36 Months	829	146,127,587	21.68	176,270	663	84.12
60 Months	52	9,108,990	1.35	175,173	679	87.02
Other	17	2,409,433	0.36	141,731	666	84.87
Total:	3,451	$673,942,782	100.00%	$195,289	662	84.52%

*Other includes all loans with prepayment penalty terms not equal to 0, 12, 24, 36, and 60 months. No loans have prepayment penalty terms greater than 60 months.

Aggregate Interest Only Term
Interest Only By Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Principal Balance	Weighted Average FICO	Weighted Average Combined Orig LTV
None	2,220	$373,056,549	55.35%	$168,043	644	86.53%
6 Months	2	677,000	0.10	338,500	664	75.00
12 Months	9	4,189,550	0.62	465,506	751	73.47
24 Months	97	18,725,332	2.78	193,045	695	84.60
36 Months	70	14,056,683	2.09	200,810	714	84.37
60 Months	352	85,160,840	12.64	241,934	668	85.71
72 Months	1	464,000	0.07	464,000	653	80.00
84 Months	16	3,685,103	0.55	230,319	705	80.21
120 Months	684	173,927,726	25.81	254,280	686	80.06
Total	3,451	$673,942,782	100.00%	$195,289	662	84.52%

Aggregate Maximum Mortgage Rate
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Fixed	868	$166,732,732	24.74%	$192,088	661	80.48%
9.000% - 9.999%	1	487,400	0.07	487,400	760	80.00
10.000% - 10.999%	57	15,263,539	2.26	267,781	708	78.30
11.000% - 11.999%	338	81,594,029	12.11	241,402	692	81.24
12.000% - 12.999%	697	158,859,420	23.57	227,919	688	82.00
13.000% - 13.999%	498	102,693,099	15.24	206,211	661	86.00
14.000% - 14.999%	530	88,016,454	13.06	166,069	620	92.53
15.000% - 15.999%	350	46,441,262.41	6.89	132,689	595	95.05
16.000% - 16.999%	85	9,113,937	1.35	107,223	586	95.31
17.000% - 17.999%	17	2,227,217	0.33	131,013	646	89.06
18.000% - 18.999%	7	2,073,272	0.31	296,182	716	78.76
19.000% - 19.999%	2	369,539	0.05	184,769	633	83.83
22.000% - 22.999%	1	70,883	0.01	70,883	608	62.00
Total:	3,451	$673,942,782	100.00%	$195,289	662	84.52%

Aggregate Note Margin
Range of Note Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Fixed	868	$166,732,732	24.74%	$192,088	661	80.48%
1.000% - 1.499%	1	200,547	0.03	200,547	667	90.00
1.500% - 1.999%	1	557,448	0.08	557,448	691	90.00
2.000% - 2.499%	266	69,813,512	10.36	262,457	698	79.79
2.500% - 2.999%	264	62,514,069	9.28	236,796	697	80.17
3.000% - 3.499%	282	54,636,629	8.11	193,747	706	83.63
3.500% - 3.999%	169	37,685,095	5.59	222,989	694	80.85
4.000% - 4.499%	41	10,210,804	1.52	249,044	679	83.02
4.500% - 4.999%	124	20,966,288	3.11	169,083	683	86.15
5.000% - 5.499%	156	36,056,120	5.35	231,129	667	84.50
5.500% - 5.999%	246	57,254,778	8.50	232,743	645	85.69
6.000% - 6.499%	209	40,507,668	6.01	193,817	634	91.57
6.500% - 6.999%	227	36,130,859	5.36	159,167	615	93.92
7.000% - 7.499%	171	26,484,904	3.93	154,882	607	92.99
7.500% - 7.999%	189	26,096,552	3.87	138,077	596	94.50
8.000% - 8.499%	102	13,111,757	1.95	128,547	586	94.79
8.500% - 8.999%	88	9,912,010	1.47	112,636	578	92.84
9.000% - 9.499%	34	3,479,140	0.52	102,328	578	93.68
9.500% - 9.999%	11	1,468,072	0.22	133,461	570	94.03
10.000% - 10.499%	1	52,836	0.01	52,836	584	100.00
10.500% - 10.999%	1	70,960	0.01	70,960	611	100.00
Total:	3,451	$673,942,782	100.00%	$195,289	662	84.52%

Aggregate Next Rate Adjustment Date
Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Fixed-Rate Mortgage Loans	868	$166,732,732	24.74%	$192,088	661	80.48%
October 2005	2	756,537	0.11	378,269	667	80.00
November 2005	3	779,680	0.12	259,893	703	73.81
December 2005	12	3,992,195	0.59	332,683	694	75.01
January 2006	32	8,557,286	1.27	267,415	715	78.37
February 2006	11	3,088,005	0.46	280,728	654	80.42
March 2006	2	763,966	0.11	381,983	778	76.28
June 2006	2	262,403	0.04	131,202	784	76.48
July 2006	7	2,163,428	0.32	309,061	709	72.81
August 2006	4	1,734,550	0.26	433,638	732	72.07
September 2006	5	1,744,315	0.26	348,863	739	76.86
October 2006	1	290,327	0.04	290,327	716	80.00
November 2006	1	151,507	0.02	151,507	759	95.00
December 2006	2	151,235	0.02	75,617	643	97.63
January 2007	2	186,077	0.03	93,039	615	101.34
February 2007	5	802,269	0.12	160,454	584	91.72
March 2007	9	1,809,570	0.27	201,063	605	99.20
April 2007	35	6,271,243	0.93	179,178	655	91.12
May 2007	90	17,742,904	2.63	197,143	661	87.72
June 2007	221	33,951,489	5.04	153,627	636	90.73
July 2007	575	105,714,645	15.69	183,852	635	89.28
August 2007	459	80,804,186	11.99	176,044	635	88.99
September 2007	41	5,823,203	0.86	142,029	610	94.97
October 2007	1	333,600	0.05	333,600	500	80.00
December 2007	1	83,448	0.01	83,448	622	93.00
January 2008	3	552,184	0.08	184,061	666	95.31
February 2008	2	285,900	0.04	142,950	637	84.63
March 2008	2	550,296	0.08	275,148	680	80.00
April 2008	31	7,795,234	1.16	251,459	647	86.50
May 2008	39	9,327,610	1.38	239,169	656	88.00
June 2008	64	17,659,728	2.62	275,933	690	76.95
July 2008	193	40,420,475	6.00	209,433	685	82.57
August 2008	127	23,755,565	3.52	187,052	681	84.53
September 2008	11	2,331,420	0.35	211,947	634	85.98
July 2009	1	265,682	0.04	265,682	749	95.00
August 2009	1	157,600	0.02	157,600	681	80.00
January 2010	1	150,000	0.02	150,000	656	80.00
February 2010	1	390,212	0.06	390,212	633	80.00
March 2010	2	371,250	0.06	185,625	756	95.00
April 2010	12	1,863,848	0.28	155,321	740	92.03
May 2010	20	3,003,613	0.45	150,181	692	86.59
June 2010	91	19,776,456	2.93	217,324	681	83.15
July 2010	249	57,893,526	8.59	232,504	690	81.65
August 2010	165	33,160,288	4.92	200,971	695	83.06
September 2010	5	1,090,442	0.16	218,088	682	82.82
July 2011	1	157,203	0.02	157,203	663	85.00
May 2012	1	442,417	0.07	442,417	684	90.00
June 2012	7	1,301,877	0.19	185,982	702	77.87
July 2012	17	3,782,684	0.56	222,511	691	80.47
August 2012	8	1,482,051	0.22	185,256	700	80.02
March 2015	1	232,121	0.03	232,121	633	90.00
May 2015	1	103,200	0.02	103,200	683	80.00
June 2015	2	204,070	0.03	102,035	726	65.90
July 2015	1	559,200	0.08	559,200	642	80.00
August 2015	1	185,832	0.03	185,832	672	80.00
Total:	3,451	$673,942,782	100.00%	$195,289	662	84.52%

RBS Greenwich Capital Contacts
CONTACTS

Mortgage Trading/Syndicate		Tel: (203) 625-6160
Ron Weibye
Peter McMullin

Asset-Backed Finance
Adam Smith	(203) 618-2271
Matt Miles	(203) 618-2391
Erin Maxwell	(203) 618-6112
Andrew Jewett	(203) 618-2473

Rating Agency Contacts
	name	phone extension
Moody's:	Arif Bekiroglo	(212) 553-7761
S&P:	Monica Perelmuter	(212) 438-6309